                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CANADA, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37810-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER        YEAR: 2001

               MONTH                     7/16/01-8/31/01   9/30/2001
-----------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                           $ 1,688,935     $  1,122,478   $--   $--    $--       $--
INCOME BEFORE INT. DEPREC./TAX (MOR-6)     $ 1,252,362     $    884,743   $--   $--    $--       $--
NET INCOME (LOSS) (MOR-6)                  $   282,441     $    162,907   $--   $--    $--       $--
PAYMENTS TO INSIDERS (MOR-9)               $        --     $         --   $--   $--    $--       $--
PAYMENTS TO PROFESSIONALS (MOR-9)          $        --     $         --   $--   $--    $--       $--
TOTAL DISBURSEMENTS (MOR-7)                $22,340,404     $  1,289,890   $--   $--    $--       $--

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                              EXP.
      See attachment 2                                DATE
------------------------------
CASUALTY                            YES (x) NO ( )  08-01-02
LIABILITY                           YES (x) NO ( )  07-01-02
VEHICLE                             YES (x) NO ( )  07-01-02
WORKER'S                            YES (x) NO ( )  07-01-02
OTHER                               YES (x) NO ( )  various


ATTORNEY NAME:                      Jeff Spiers
FIRM:                               Andrews & Kurth LLP
ADDRESS:                            600 Travis
ADDRESS:                            Suite 4200
CITY, STATE ZIP:                    Houston, TX 77002
TELEPHONE:                          713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES       If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
               -----------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED  /s/ PAUL VANDERHOVEN
                         -------------------------------------------------------
                                         (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -------------------------------------------------------
MOR-1

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER:  01-37810-H4-11


                                                                                                                          PAID
   COVERAGE          POLICY PERIOD   POLICY NO.                      LIMITS                CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2


MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                        10/18/01




                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.



NO.         TYPE OF INSURANCE                   AMOUNTS/LIMITS                 INSURANCE CO.        TERM        EXPIRE
---         -----------------                   --------------                 -------------        ----        ------

  1   Workers Compensation          Statutory - $1,000,000 Employers       American Guar.          1 year       7/1/02
                                    Liability.                             Zurich US
                                    Ded. $250,000 per accident.

  2   Automobile Liability          $2,000,000 ea. occurrence.             American Guar.          1 year       7/1/02
                                    Ded. $25,000 per occurrence.           Zurich Amer.

  3   Excess Liability              $5,000,000 ea. occurrence and          Primex, Ltd             1 year       7/1/02
      Excess to $1 Million SIR      aggregate. Excess $1,000,000 GL
                                    $2,000,000 AL.

  4   Excess Liability              $20,000,000 ea. loss and aggregate.    Primex, Ltd.            1 year       7/1/02
                                                                           (Reinsured through
                                                                           AIG.)

  5   Excess Liability              $50,000,000 ea. loss and aggregate.    Gerling Global          1 year       7/1/02



  6   Excess Liability              $100,000,000 ea. loss and aggregate.   Lloyd's                 1 year       7/1/02
                                                                           Lore


  7   Excess Liability              $50,000,000                            Zurich                  1 year       7/1/02

  8   Excess Liability              $50,000,000                            AIG                     1 year       7/1/02

NO.         TYPE OF INSURANCE          EXPOSURE BASE                   ANNUAL PREMIUM
---         -----------------          -------------                   --------------

  1   Workers Compensation          Total annual         $195,653 - Audit at (AFCO) expiration.
                                    remuneration         Plus all losses within deductible.


  2   Automobile Liability          Number of vehicles   $92,955 (AFCO)
                                    owned and leased

  3   Excess Liability              Annual revenues and  $451,090 Annual - Half on 7/1/01; 1/2 on
      Excess to $1 Million SIR      remuneration         1/1/02.


  4   Excess Liability              Included             Included



  5   Excess Liability              Flat charge - based  $295,000
                                    on exposures and
                                    risk potential

  6   Excess Liability              Flat charge - based  $241,886
                                    on exposures and
                                    risk potential

  7   Excess Liability              Flat charge          $109,210

  8   Excess Liability              Flat Charge          $80,938

                                                                    Page 4 of 14
                                                                        10/18/01


NO.         TYPE OF INSURANCE                   AMOUNTS/LIMITS                 INSURANCE CO.        TERM        EXPIRE
---         -----------------                   --------------                 -------------        ----        ------

  9   Excess Liability              $50,000,000                            Starr Excess            1 year       7/1/02

 10   Marine Terminal Operators     $50,000,000 ea. occurrence.            New Hampshire Ins.      1 year       7/1/02
      Liability and Charterer's     Ded. $25,000 per occurrence $100,000   Co. thru Marsh London
      Legal Liability               pollution per occurrence.

 11   Excess Marine Liability       $24,000,000 excess of MTO, CLL, P&L    XL Specialty            1 year       7/1/02
                                                                           Brockbank & Liberty
                                                                           Und.

 12   Excess Marine Liability       $25,000,000 excess $24,000,000         XL Specialty            1 year       7/1/02
                                                                           Brockbank & N.Y.
                                                                           Marine Gen. Ins.

 13   Property Damage, Business     $ Total insured values combined        Munich Re: et. al.      1 year       8/1/02
      Interruption and Boiler &     all-risk. Sublimits: Flood - $100
      Machinery                     mil., Earthquake - $100 mil., $10 mil
                                    extra expense. Ded.: Petrochem
                                    $1,000,000 PD, 10 day - BI. Pulp &
                                    Fibers - $1 mil. PD/BI.

 14   Directors & Officers          $15,000,000 each loss and each policy  National Union          1 year      8/21/02
      Liability                     year. Ded. $1,000,000 Corp. Reimb.     Indemnity

 15   Excess Directors & Officers   $10,000,000 excess of Primary D&O      Hartford                1 year      8/21/02
      Liability

 16   Directors & Officers          $10,000,000                            XL Specialty Ins. Co.   1 year      8/21/02
      Liability

NO.         TYPE OF INSURANCE          EXPOSURE BASE                   ANNUAL PREMIUM
---         -----------------          -------------                   --------------

  9   Excess Liability              Flat Charge          $62,500

 10   Marine Terminal Operators     Based on volume      $27,000 (AFCO) Min. premium & deposit.
      Liability and Charterer's     throughput and no.
      Legal Liability               chartered vessels.

 11   Excess Marine Liability       Volume thru put &    $57,375
                                    vessels docked.


 12   Excess Marine Liability       Flat                 $21,250



 13   Property Damage, Business     Property Values -     Annual - Financed through AFCO. $4.0M
      Interruption and Boiler &     PD Income values -   (est.)
      Machinery                     BI PML, fire
                                    protection
                                    available; many
                                    other factors.

 14   Directors & Officers          Various              $316,000 (15 mos.)
      Liability

 15   Excess Directors & Officers   Various              $223,700 (15 mos.)
      Liability

 16   Directors & Officers          Various              $115,000 (15 mos.)
      Liability

                                                                    Page 5 of 14
                                                                        10/18/01




NO.         TYPE OF INSURANCE                   AMOUNTS/LIMITS                 INSURANCE CO.        TERM        EXPIRE
---         -----------------                   --------------                 -------------        ----        ------

 17   Employee Dishonesty &         $5,000,000 each Insuring Agreement.    Texas Pacific           1 year      10/1/02
      Depositor's Forgery           Ded. $50,000.                          Chubb

 18   Hull & Machinery and          Barge Hull Value (M-25 = $1,500,000)   Zurich-American         1 year       7/1/02
      Protection & Indemnity        Ded. $5,000 per loss. $1,000,000 P&I   Insurance Co.

 19   Pollution Insurance           Section A - $250,000 Section B -       Water Quality           1 year       7/1/02
                                    $5,000,000 CERCLA - $5,000,000         Insurance Syndicate

 20   Marine and Railroad Cargo     $12,000,000 any one vessel $1,000,000  Mutual Marine           1 year     Continuing
                                    any one barge $1,000,000 any one rail
                                    ship. $100,000 any one truck

 21   Duty Drawback Bond            $1,000,000                             Washington              1 year     Continuing
                                                                           International

 22   Fiduciary                     $10,000,000 Ded. $250,000 per          National Union          1 year      8/21/02
                                    occurrence

 23   Environmental                 $4,000,000 per loss $8,000,000         ECS (Indian Harbor)     1 year      1/15/02
      Impairment Liability          aggregate
      (Petrochem & Fibers)

 24   Closure/Post Closure Bonds -  $1,995,222 Combined                    Underwriters            1 year      Continuous
      Petrochem                                                            Indemnity



NO.         TYPE OF INSURANCE          EXPOSURE BASE                   ANNUAL PREMIUM
---         -----------------          -------------                   --------------

 17   Employee Dishonesty &         Various              $14,450
      Depositor's Forgery

 18   Hull & Machinery and          Hull & Machinery     $29,378 (AFCO)
      Protection & Indemnity        values

 19   Pollution Insurance           Hull gross           $4,258 (AFCO)
                                    registered tonnage

 20   Marine and Railroad Cargo     Declared shipment    $40,000 Annual Approx.
                                    values


 21   Duty Drawback Bond            Limit                $2,875


 22   Fiduciary                     Various              $22,000 - Financed through Imperial.


 23   Environmental                 Loss Potential       $106,200 - Financed through AFCO.
      Impairment Liability
      (Petrochem & Fibers)

 24   Closure/Post Closure Bonds -  Estimated            $40,610
      Petrochem                     Closure/Post
                                    Closure Costs

      ANNUAL TOTAL:                                             $3,459,260 *

*Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

VENDOR                                   AMOUNT         ORDER
STERLING CANADA, INC.  CASE #01-37810-H4-11
Canada Customs & Revenue Agency                  9,488.09 paid in error
                                          ---------------
                                          $      9,448.09
                                          ===============

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
(IN THOUSANDS) (UNAUDITED)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS,
                                         HOLDINGS INC.                   INC.                ENERGY, INC.               INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11         01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $   1,371                 $   1,222             $       -                 $    296
        Trade accounts receivable, net              -                    42,057                    44                    3,131
        Other Receivables                           -                     2,819                     -                        -
        Due from affiliates                         -                    19,544                11,309                    4,522
        Inventories                                 -                    26,899                     -                    8,819
        Prepaid expenses                            9                     2,585                     -                        -
        Deferred income tax benefit                 -                         -                     -                        -
                                            ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,380                    95,126                11,353                   16,768

Property, plant and equipment, net                  -                   127,479                 3,325                    6,310
Deferred income taxes                               -                         -                     -                        -
Investments-Third Party                             -                     1,500                     -                        -
Investments in Subs                            35,059                    95,073                 4,955                        -
Other assets                                    7,356                    24,279                     -                    1,428
                                            ---------------------------------------------------------------------------------------

TOTAL ASSETS                                $  43,795                 $ 343,457             $  19,633                 $ 24,506
                                            =======================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   1                   104,081                 1,676                    3,582
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                   227,848                     -                   57,221
        Secured Debt Accrued Interest *             -                    20,051                     -                    5,055
        Unsecured debt                        192,878                   277,260                 1,110                   73,391
        Other / Intercompany                        -                   201,020                     -                        -
        Deferred income taxes                       -                         -                     -                        -


Common stock held by new ESOP                       -                       254                     -                       35
Less: Unearned compensation                         -                      (458)                    -                      458
Redeemable preferred stock                     27,272                   (15,769)                    -                   15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                        75                     1                        -
        Additional paid-in capital           (367,555)                 (229,904)                    -                    9,676
        Retained earnings-Filing Date         191,191                  (215,021)               15,690                 (138,587)
        Retained earnings-Post Filing Date          8                   (23,305)                1,156                   (2,094)
        Pension adjustment                          -                      (135)                    -                        -
        Accumulated translation adj.                -                         -                     -                        -
        Deferred compensation                       -                       (3)                     -                        -
                                            ---------------------------------------------------------------------------------------
                                             (176,356)                 (468,293)               16,847                 (131,005)
        Treasury stock at cost                      -                    (2,537)                    -
                                            ---------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,356)                 (470,830)               16,847                 (131,005)


TOTAL LIABILITIES AND EQUITY                $  43,795                 $ 343,457             $  19,633                 $ 24,506
                                            =======================================================================================
                                            $       -                 $       -             $       -                 $      -




                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS        STERLING CANADA        STERLING PULP            STERLING PULP
                                             INT'L, INC.                 INC.            CHEMICALS US, INC.        CHEMICALS, INC.
ASSETS                                      01-37809-H4-11           01-37810-H4-11        01-37811-H4-11          01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       -                $      916            $        -                 $     170
        Trade accounts receivable, net              -                     3,366                   992                     5,095
        Other Receivables                           -                     4,350                     -                         -
        Due from affiliates                     2,634                    43,628                   835                     5,969
        Inventories                                 -                         -                   104                     1,713
        Prepaid expenses                         (283)                        -                     -                        16
        Deferred income tax benefit                 -                         -                     -                         -
                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            2,351                    52,260                 1,931                    12,963

Property, plant and equipment, net                  -                         -                     -                    44,332
Deferred income taxes                               -                         -                     -                         -
Investments-Third Party                             -                         -                     -                         -
Investments in Subs                                 -                   297,229                 3,118                         -
Other assets                                    2,754                     7,335                     -                         -
                                            ----------------------------------------------------------------------------------------

TOTAL ASSETS                                $   5,105                 $ 356,824             $   5,049                 $  57,295
                                            ========================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  13                    19,774                   463                     2,716
Pre-Petition liabilities:
        Notes Payable - Secured *               3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *           323                     5,932                     -                         -
        Unsecured debt                            840                   264,992                   170                    62,478
        Other / Intercompany                        -                     5,727                     -                         -
        Deferred income taxes                       -                         -                     -

Common stock held by new ESOP                       -                         -                     -                         -
Less: Unearned compensation                         -                         -                     -                         -
Redeemable preferred stock                          -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                        48                     -                         -
        Additional paid-in capital                  -                    83,348                 5,438                     3,118
        Retained earnings-Filing Date             779                   (90,595)                 (876)                  (10,908)
        Retained earnings-Post Filing Date       (502)                      446                  (146)                     (109)
        Pension adjustment                          -                         -                     -                         -
        Accumulated translation adj.                -                         -                     -                         -
        Deferred compensation                       -                         -                     -                         -
                                            ----------------------------------------------------------------------------------------
                                                  277                    (6,753)               (4,416)                   (7,899)
        Treasury stock at cost                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                        277                    (6,753)               (4,416)                   (7,899)


TOTAL LIABILITIES AND EQUITY                $   5,105                 $ 356,824            $    5,049                 $  57,295
                                            ========================================================================================
                                            $       -                 $       -            $        -                 $       -






                                            ------------------------------------
                                                                    DEBTORS
ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -             $    3,975
        Trade accounts receivable, net              -                 54,685
        Other Receivables                           -                  7,169
        Due from affiliates                   (81,463)                 6,978
        Inventories                                 -                 37,535
        Prepaid expenses                            -                  2,327
        Deferred income tax benefit                 -                      -
                                            ------------------------------------
TOTAL CURRENT ASSETS                          (81,463)               112,669

Property, plant and equipment, net                  -                181,446
Deferred income taxes                               -                      -
Investments-Third Party                             -                  1,500
Investments in Subs                          (385,026)                50,408
Other assets                                       (1)                43,151
                                            ----------------------------------

TOTAL ASSETS                                $(466,490)            $  389,174
                                            ====================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (25,088)               107,218
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (5,378)                25,983
        Unsecured debt                       (130,528)               742,591
        Other / Intercompany                 (201,020)                 5,727
        Deferred income taxes                       -                      -


Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (43,602)              (539,481)
        Retained earnings-Filing Date               -               (248,327)
        Retained earnings-Post Filing Date          -                (24,546)
        Pension adjustment                          -                   (135)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (3)
                                            ------------------------------------
                                              (43,603)              (812,369)

        Treasury stock at cost                                        (2,537)
                                            ------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (43,603)              (814,908)


TOTAL LIABILITIES AND EQUITY                $(466,490)            $  389,174
                                            ====================================
                                            $       -             $        -







* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CANADA, INC.                     CASE NUMBER: 01-37810-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                        8/31/2001(1)     Sep-2001        MONTH            MONTH           MONTH           MONTH
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $       807  $          257  $           --  $           --  $           --  $        --
ROYALTY AND REVENUE PAYABLE                       --              --              --              --              --           --
NOTES PAYABLE - INSURANCE                     19,409          19,409              --              --              --           --
TAX PAYABLE:                                      --              --              --              --              --           --
    Federal Payroll Taxes                         --              --              --              --              --           --
    State Payroll & Sales                         --              --              --              --              --           --
    Ad Valorem Taxes                              --              --              --              --              --           --
    Other Taxes (Property/franchise)              --              --              --              --              --           --
TOTAL TAXES PAYABLE                      $        --  $           --  $           --  $           --   $          --  $        --
SECURED DEBT POST-PETITION                        --              --              --              --              --           --
ACCRUED INTEREST PAYABLE                          --              --              --              --              --           --
*ACCRUED PROFESSIONAL FEES:                       --              --              --              --              --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --             108              --              --              --           --
  2.  Lease Operating Expenses/Capital            --              --              --              --              --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $    20,216  $       19,774  $           --  $           --  $           --  $        --
====================================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01.

MOR-4

CONSOLIDATED DEBTORS(1)

                AGING OF POST-PETITION LIABILITIES(2)      (IN THOUSANDS)
                    MONTH          9/30/01


                                                                          AD-VALOREM,      ROYALTY
   DAYS          TOTAL        TRADE ACCTS    FED TAXES     STATE TAXES    OTHER TAXES    AND INSURANCE
   ----          -----        -----------    ---------     -----------    -----------    -------------

   0-30        $  107,219     $  105,518     $        5     $       34     $    1,662     $       --
  31-60                                              --
  61-90                                              --
   91 +                                              --
               ----------     ----------     ----------     ----------     ----------     ----------
  TOTAL        $  107,219     $  105,518     $        5     $       34     $    1,662     $       --
               ==========     ==========     ==========     ==========     ==========     ==========

                          AGING OF ACCOUNTS RECEIVABLE(3)


  MONTH
  -----

   0-30        $   50,234     $    50,234    $       --     $       --     $       --     $       --
  31-60              (764)           (764)           --             --             --
  61-90             9,179           9,179            --             --             --
   91 +             4,962           4,962            --             --             --
               ----------     -----------    ----------     ----------     ----------     ----------
  TOTAL        $   63,611     $63,610,978    $       --     $       --     $       --     $       --
               ==========     ===========    ==========     ==========     ==========     ==========


(1) MOR 5 is presented only on a consolidated debtor basis.

(2) Days aging from due date.

(3) Days aging from invoice due date.


        MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING SEPTEMBER 30, 2001


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       23,943,367    $          158,149    $        1,311,018
TOTAL COST OF REVENUES                                         --            25,292,855               158,149             1,399,297
GROSS PROFIT                                   $               --    $       (1,349,488)   $               --    $          (88,279)
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $             (990)   $          707,114    $               --    $          140,250
  Insiders Compensation                                        --               188,763                    --                    --
  Professional Fees                                            --             3,392,350                    --                    --
  Other (Earnings in Joint Venture)                            --               616,375              (616,375)                   --

TOTAL OPERATING EXPENSE                        $             (990)   $        4,904,602    $         (616,375)   $          140,250
===================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $              990    $       (6,254,090)   $          616,375    $         (228,529)
INTEREST EXPENSE (includes amort of debt fees)            (73,954)            2,321,833                    --               614,434
DEPRECIATION                                                   --             2,155,512                    --                48,293
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $          (73,954)   $        4,477,345    $               --    $          662,727
===================================================================================================================================
NET INCOME BEFORE TAXES                        $           74,944    $      (10,731,435)   $          616,375    $         (891,256)
INCOME TAXES                                                   --                36,000                    --                    --
===================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $           74,944    $      (10,767,435)   $          616,375    $         (891,256)
===================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP         STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.      CHEMICALS, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11        01-37812-H4-11
                                                ------------------    ------------------   ------------------    ------------------
REVENUES  (MOR-1)                               $         (460,327)   $        1,122,478   $          358,476    $        2,936,623
TOTAL COST OF REVENUES                                          --                26,148              516,203             1,924,492
GROSS PROFIT                                    $         (460,327)   $        1,096,330   $         (157,727)   $        1,012,131
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $               --    $          211,587   $          (74,946)   $          606,149
  Insiders Compensation                                         --                    --                   --                    --
  Professional Fees                                             --                    --                   --                    --
  Other (Earnings in Joint Venture)                             --                    --                   --                    --

TOTAL OPERATING EXPENSE                         $               --    $          211,587   $          (74,946)   $          606,149
===================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $         (460,327)   $          884,743   $          (82,781)   $          405,982
INTEREST EXPENSE (includes amort of debt fees)              37,665               236,041                   --                    --
DEPRECIATION                                                23,000               485,795                   --               405,582
OTHER (INCOME) EXPENSES*                                        --                    --                   --                    --
OTHER ITEMS**                                                   --                    --                   --                    --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          721,836   $               --    $          405,582
===================================================================================================================================
NET INCOME BEFORE TAXES                         $         (520,992)   $          162,907   $          (82,781)   $              400
INCOME TAXES                                                    --                    --                   --                    --
===================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $         (520,992)   $          162,907   $          (82,781)   $              400
===================================================================================================================================


                                                                             DEBTORS
              MONTH                                  ELIMINATIONS          CONSOLIDATED
                                                   ------------------    ------------------

REVENUES  (MOR-1)                                  $          460,327    $       29,830,111
TOTAL COST OF REVENUES                                        460,327            29,777,471
GROSS PROFIT                                       $               --    $           52,640
===========================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                $         (465,887)            1,123,277
  Insiders Compensation                                            --               188,763
  Professional Fees                                                --             3,392,350
  Other (Earnings in Joint Venture)                                --                    --

TOTAL OPERATING EXPENSE                            $         (465,887)   $        4,704,390
===========================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)               $          465,887            (4,651,750)
INTEREST EXPENSE (includes amort of debt fees)                465,887             3,601,906
DEPRECIATION                                                       --             3,118,182
OTHER (INCOME) EXPENSES*                                           --                    --
OTHER ITEMS**                                                      --                    --
TOTAL INT. DEPR & OTHER ITEMS                      $          465,887    $        6,720,088
===========================================================================================
NET INCOME BEFORE TAXES                            $               --    $      (11,371,838)
INCOME TAXES                                                       --                36,000
===========================================================================================
NET INCOME (LOSS) (MOR-1)                          $               --    $      (11,407,838)
===========================================================================================


Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CANADA INC.                      CASE NUMBER: 01-37810-H4-11

   CASH RECEIPTS AND                                                                                                  FILING TO
   DISBURSEMENTS                                           8/31/2001(1)      9/30/01      MONTH    MONTH   MONTH        DATE
-------------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                            $      271,082   $   507,515   $   --   $   --   $   --   $   271,082
   RECEIPTS:
   2.  CASH SALES                                         $           --   $        --   $   --   $   --   $   --   $        --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                       2,837,627       961,439                                3,799,066
   4.  LOANS & ADVANCES (attach list)                                 --
   5.  SALE OF ASSETS                                                 --
   6.  OTHER (attach list)                                    19,739,210       736,897                               20,476,107
   TOTAL RECEIPTS                                         $   22,576,837   $ 1,698,336   $   --   $   --   $   --   $24,275,173
   (Withdrawal)Contribution by Individual Debtor MFR-2*              N/A           N/A      N/A      N/A      N/A           N/A

   DISBURSEMENTS:
   7.  NET PAYROLL                                        $           --   $        --   $   --   $   --   $   --   $        --
   8.  PAYROLL TAXES PAID                                             --
   9.  SALES, USE & OTHER TAXES PAID                               1,840        72,245                                   74,086
   10. SECURED/RENTAL/LEASES                                          --
   11. UTILITIES                                                      --
   12. INSURANCE                                                      --
   13. INVENTORY PURCHASES                                            --
   14. VEHICLE EXPENSES                                               --
   15. TRAVEL & ENTERTAINMENT                                         --
   16. REPAIRS, MAINTENANCE & SUPPLIES                                --
   17. ADMINISTRATIVE & SELLING                                   21,145            35                                   21,180
   18. OTHER (attach list)                                    22,317,418     1,217,610                               23,535,028

   TOTAL DISBURSEMENTS FROM OPERATIONS                    $   22,340,404   $ 1,289,890   $   --   $   --   $   --   $23,630,294
   19. PROFESSIONAL FEES                                  $           --   $        --   $   --   $   --   $   --   $        --
   20. U.S. TRUSTEE FEES                                              --            --       --       --       --            --
   21. OTHER REORGANIZATION EXPENSES (attach list)                    --            --       --       --       --            --
   TOTAL DISBURSEMENTS                                    $   22,340,404   $ 1,289,890   $   --   $   --   $   --   $23,630,294
   22. NET CASH FLOW                                      $      236,433   $   408,446   $   --   $   --   $   --   $   644,879
   23. CASH - END OF MONTH (MOR-2)                        $      507,515   $   915,961   $   --   $   --   $   --   $   915,961

(1) Represents the period 7/17/01 through 8/31/01.

    MOR-7                                 *Applies to Individual debtor's only.

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11



   OTHER CASH RECEIPTS AND                                                                            MONTH
   DISBURSEMENTS:                                                 8/31/2001 (1)       9/30/01
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                 $ 1,107         $ 185.38
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous                                                                      3,887
       Emission Credits
       Loan Advance from a subsidiary - Sterling NRO                19,409,155               --
       Funds belonging to Sterling Pulp Chemicals Ltd.
       rec'd in error and to be returned in Sep 01.                    328,947         (328,947)
       cash receipts re Inter company AR                                                827,114
       rec'd in error and to be returned in Oct 01.                                     234,658

   TOTAL OTHER RECEIPTS                                           $ 19,739,210        $ 736,897          $    --
   18. OTHER DISBURSEMENTS:
       Workover Expense
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals               22,317,418          329,798
       cash disbursements re Inter company AP                                           663,621
       CIT revolver cash sweep                                                          155,838
       Capital contribution to SPCUS                                                     68,353
   TOTAL OTHER DISBURSEMENTS                                      $ 22,317,418      $ 1,217,610          $    --



   OTHER CASH RECEIPTS AND                                      MONTH                 MONTH           FILING TO
   DISBURSEMENTS:                                                                                        DATE
--------------------------------------------------------------------------- -----------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                                                  $ 1,293
       401(k) Plan Refund                                                                                    --
       Cobra Insurance Payment                                                                               --
       Miscellaneous                                                                                      3,887
       Emission Credits                                                                                      --
       Loan Advance from a subsidiary - Sterling NRO                                                 19,409,155
       Funds belonging to Sterling Pulp Chemicals Ltd.                                                       --
       rec'd in error and to be returned in Sep 01.                                                          --
       cash receipts re Inter company AR                                                                827,114
       rec'd in error and to be returned in Oct 01.                                                     234,658

   TOTAL OTHER RECEIPTS                                            $    --               $    --   $ 20,476,107
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                                                      --
       Capital Expenditures                                                                                  --
       Interest Payment                                                                                      --
       Pre-petition checks voided in current period                                                          --
       Advance to Parent company - Sterling Chemicals                   --                           22,647,216
       cash disbursements re Inter company AP                                                           663,621
       CIT revolver cash sweep                                                                          155,838
       Capital contribution to SPCUS                                                                     68,353
   TOTAL OTHER DISBURSEMENTS                                       $    --               $    --   $ 23,535,028





    (1)Represents the period 7/17/01 through 8/31/01.



                           MOR-7 ATTACHMENT

CASE NAME: Sterling Canada, Inc.                     CASE NUMBER: 01-37810-H4-11


                          CASH ACCOUNT RECONCILIATION
                            MONTH OF AUGUST 31, 2001

BANK NAME                      Bank One    Chase Manhatten  Chase Manhatten                   CIBC
ACCOUNT NUMBER                  5561841     001-00526970     001-03317054                   77-01713
ACCOUNT TYPE                   Lock Box       General          Checking      Consolidated   Checking                       TOTAL
------------                 ------------  ---------------  ---------------  ------------  ----------                  ------------
BANK BALANCE                 $     78,672   $     17,259     $     20,486    $    116,416  $  391,099                  $    507,515
DEPOSIT IN TRANSIT                                                                                                               --
OUTSTANDING CHECKS                                                                     --                                        --
ADJUSTED BANK BALANCE        $     78,672   $     17,259     $     20,486    $    116,416  $  391,099   $ --     $ --  $    507,515
BEGINNING CASH - PER BOOKS   $         --   $         --     $    261,397    $    261,397  $    9,633                  $    271,030
RECEIPTS                        2,630,967        358,211       19,307,266      22,296,444     424,101                  $ 22,720,545
TRANSFERS BETWEEN ACCOUNTS                                                                                                       --
(WITHDRAWAL)CONTRIBUTION-                                                                                                        --
BY INDIVIDUAL DEBTOR MFR-2                                                                                                       --
CHECKS/OTHER DISBURSEMENTS     (2,552,295)      (341,052)     (19,548,077)    (22,441,424)    (42,635)                 $(22,484,059)
ENDING CASH - PER BOOKS      $     78,672   $     17,159     $     20,586    $    116,416  $  391,099   $ --     $ --  $    507,514

            MOR-8

CASE NAME: STERLING CANADA INC.                     CASE NUMBER: 01-37810-H4-11


                           CASH ACCOUNT RECONCILIATION
                           MONTH OF SEPTEMBER 30, 2001

  BANK NAME                     Bank One      Chase Manhatten    Chase Manhatten                     CIBC
  ACCOUNT NUMBER                5561841        001-00526970        001-03317054      Consolidated   77-01713
  ACCOUNT TYPE                  Lock Box          General            Checking                       Checking
  --------------               ---------    -----------------   ----------------    -------------   ---------
  BANK BALANCE                 $   1,000    $        810,100    $         90,883    $    901,983    $ 56,955
  DEPOSIT IN TRANSIT                                                                                  19,781
  OUTSTANDING CHECKS                                                                          --     (62,757)
  ADJUSTED BANK BALANCE        $   1,000    $        810,100    $         90,883    $    901,983    $ 13,979    $ --    $ --
  BEGINNING CASH - PER BOOKS   $  78,672    $         17,159    $         20,586    $    116,416    $391,099
  RECEIPTS                        61,007             810,000             823,257       1,694,265       4,072
  TRANSFERS BETWEEN ACCOUNTS                                             (20,000)        (20,000)     20,000
  (WITHDRAWAL)CONTRIBUTION-
  BY INDIVIDUAL DEBTOR MFR-2
  CHECKS/OTHER DISBURSEMENTS    (138,679)            (17,159)           (732,860)       (888,698)   (401,192)
  ENDING CASH - PER BOOKS      $   1,000    $        810,000    $         90,983    $    901,983    $ 13,979    $ --    $ --

  BANK NAME
  ACCOUNT NUMBER
  ACCOUNT TYPE                      TOTAL
  --------------                 -----------
  BANK BALANCE                   $   958,937
  DEPOSIT IN TRANSIT             $    19,781
  OUTSTANDING CHECKS             $   (62,757)
  ADJUSTED BANK BALANCE          $   915,961
  BEGINNING CASH - PER BOOKS     $   507,514
  RECEIPTS                       $ 1,698,337
  TRANSFERS BETWEEN ACCOUNTS     $        --
  (WITHDRAWAL)CONTRIBUTION-      $        --
  BY INDIVIDUAL DEBTOR MFR-2     $        --
  CHECKS/OTHER DISBURSEMENTS     $(1,289,890)
  ENDING CASH - PER BOOKS        $   915,961



               MOR-8

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER: 01-37810-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS: NAME/POSITION     8/31/2001 (1)      Sep-2001      Oct-2001     Nov-2001      Dec-2001        Jan-2002        FILING TO
        /COMP TYPE (2)                                                                                                        DATE
------------------------------------------------------------------------------------------------------------------------------------
1.                               $      --        $      --     $      --    $      --     $      --       $      --       $      --
2.                                      --               --            --           --            --              --              --
3.                                      --               --            --           --            --              --              --
4.                                      --               --            --           --            --              --              --
5.                                      --               --            --           --            --              --              --
6.                                      --               --            --           --            --              --              --
7.                                      --               --            --           --            --              --              --
8.                                      --               --            --           --            --              --              --
9.                                      --               --            --           --            --              --              --
TOTAL INSIDERS (MOR-1)           $      --        $      --     $      --    $      --     $      --       $      --       $      --

      PROFESSIONALS            8/31/2001 (1)      Sep-2001      Oct-2001     Nov-2001      Dec-2001        Jan-2002        FILING TO
     NAME/ORDER DATE                                                                                                         DATE
------------------------------------------------------------------------------------------------------------------------------------
1.                               $      --        $      --      $      --   $      --     $      --       $      --       $      --
2.                                      --               --             --          --            --              --              --
3.                                      --               --             --          --            --              --              --
4.                                      --               --             --          --            --              --              --
5.                                      --               --             --          --            --              --              --
6.                                      --               --             --          --            --              --              --
TOTAL PROFESSIONALS (MOR-1)      $      --        $      --      $      --   $      --     $      --       $      --       $      --


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

              MOR-9